Fair Value of Financial Instruments (Details 2) (Fair value of assets and liabilities that are not measured on a recurring basis, USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Carrying Amount
Assets and liabilities that are not measured on a recurring basis
Fixed rate debt	$ 932,002	$ 1,219,709
Variable rate debt	370,000	390,000
Fair Value
Assets and liabilities that are not measured on a recurring basis
Fixed rate debt	986,394	1,303,466
Variable rate debt	$ 370,000	$ 386,100